COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

SCHEDULE OF INVESTMENTS

September 30, 2021 (Unaudited)

		Shares	Value
COMMON STOCK	99.4%
COMMUNICATIONS—TOWERS	15.2%
American Tower Corp.(a)		2,738,977	$726,951,885
Crown Castle International Corp.		840,043	145,596,253
SBA Communications Corp.		909,710	300,722,835

			1,173,270,973

CONSUMER, CYCLICAL—HOTELS, RESTAURANTS & LEISURE	1.9%
Boyd Gaming Corp.(b)		1,351,286	85,482,352
Caesars Entertainment, Inc.(b)		546,649	61,377,750

			146,860,102

REAL ESTATE	82.3%
DATA CENTERS	8.8%
CyrusOne, Inc.		2,731,722	211,462,600
Digital Realty Trust, Inc.		1,684,609	243,341,770
Equinix, Inc.(a)		284,649	224,909,714

			679,714,084

DATA CENTERS—FOREIGN	0.4%
GDS Holdings Ltd., ADR (China)(USD)(b)		526,868	29,825,998

HEALTH CARE	12.5%
Healthcare Trust of America, Inc., Class A		4,477,256	132,795,413
Healthpeak Properties, Inc.		10,594,727	354,711,460
Ventas, Inc.		2,792,842	154,192,807
Welltower, Inc.		3,852,180	317,419,632

			959,119,312

HOTEL	3.9%
DiamondRock Hospitality Co.(b)		4,679,234	44,218,761
Host Hotels & Resorts, Inc.(b)		7,700,635	125,751,370
Ryman Hospitality Properties, Inc.(b)		1,568,740	131,303,538

			301,273,669

INDUSTRIALS	9.4%
Americold Realty Trust		4,937,331	143,429,466
BG LLH, LLC (Lineage Logistics)(c)		512,050	38,531,757
Duke Realty Corp.		6,552,636	313,674,685
Prologis, Inc.		1,842,511	231,106,155

			726,742,063

		Shares	Value
NET LEASE	5.6%
Realty Income Corp.		923,296	$59,884,978
Spirit Realty Capital, Inc.		1,191,892	54,874,708
VEREIT, Inc.		4,354,682	196,962,267
VICI Properties, Inc.(a)		4,141,569	117,661,975

			429,383,928

OFFICE	1.5%
Cousins Properties, Inc.		2,970,704	110,777,552

REAL ESTATE SERVICES	3.2%
Jones Lang LaSalle, Inc.(b)		997,014	247,349,203

RESIDENTIAL	15.5%
APARTMENT	11.3%
Apartment Income REIT Corp.		5,177,288	252,703,427
Equity Residential		916,775	74,185,433
Essex Property Trust, Inc.		708,591	226,564,886
UDR, Inc.		6,045,305	320,280,259

			873,734,005

MANUFACTURED HOME	1.7%
Sun Communities, Inc.		688,268	127,398,407

SINGLE FAMILY	2.5%
Invitation Homes, Inc.		4,958,039	190,041,635

TOTAL RESIDENTIAL			1,191,174,047

SELF STORAGE	9.6%
CubeSmart		4,959,361	240,281,041
Public Storage		1,685,832	500,860,687

			741,141,728

SHOPPING CENTERS	7.4%
COMMUNITY CENTER	2.7%
Federal Realty Investment Trust		640,702	75,596,429
Kimco Realty Corp.		3,645,900	75,652,425
Retail Properties of America, Inc., Class A		4,645,295	59,831,400

			211,080,254

REGIONAL MALL	4.7%
Simon Property Group, Inc.		2,771,719	360,240,318

TOTAL SHOPPING CENTERS			571,320,572

		Shares	Value
SPECIALTY	1.1%
Lamar Advertising Co., Class A		744,726	$84,489,165

TIMBER	3.4%
Weyerhaeuser Co.		7,423,186	264,042,726

TOTAL REAL ESTATE			6,336,354,047

TOTAL COMMON STOCK (Identified cost—$5,795,069,450)			7,656,485,122

SHORT-TERM INVESTMENTS	0.5%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01%(d)		42,584,796	42,584,796

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$42,584,796)			42,584,796

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$5,837,654,246)	99.9%		7,699,069,918
WRITTEN OPTION CONTRACTS	(0.0)		(1,749,793)
OTHER ASSETS IN EXCESS OF LIABILITIES	0.1		8,347,311

NET ASSETS	100.0%		$7,705,667,436

Exchange-Traded Option Contracts

Written Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(e)	Premiums Received	Value
Call—Caesars Entertainment, Inc.	$130.00	11/19/21	(1,695)	$(19,031,460)	$(561,396)	$(437,310)
Put—Ventas, Inc.	52.50	10/15/21	(3,600)	(19,875,600)	(282,835)	(136,800)
Put—Welltower, Inc.	82.50	10/15/21	(2,299)	(18,943,760)	(226,116)	(436,810)
Put—Weyerhaeuser Co.	34.00	11/19/21	(5,500)	(19,563,500)	(597,109)	(550,000)
			(13,094)	$(77,414,320)	$(1,667,456)	$(1,560,920)

Over-the-Counter Option Contracts

Written Options
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(e)	Premiums Received	Value
Call—Host Hotels & Resorts, Inc.	Goldman Sachs International	$18.00	11/19/21	(7,269)	$(11,870,277)	$(285,454)	$(188,873)

Unfunded Subscription Agreement

Counterparty	Referenced Obligation	Subscription Price per Share	Notional Amount(g)	Settlement Date(f)	Unrealized Appreciation (Depreciation)	% of Net Assets
BowX Acquisition Corp.	WeWork(b),(f)	$10.00	$50,812,470	10/15/21	$(1,016,249)	(0.01)%

The total amount of the Unfunded Subscription Agreement as presented in the table above is representative of the volume of activity for this derivative type during the period March 23, 2021 through September 30, 2021, which was the period the Fund had the Unfunded Subscription Agreement outstanding.

Glossary of Portfolio Abbreviations

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

(a)	All or a portion of the security is pledged in connection with exchange-traded written option contracts. $65,551,336 in aggregate has been pledged as collateral.
(b)	Non-income producing security.
(c)

Restricted security. Aggregate holdings equal 0.4% of the net assets of the Fund. This security was acquired on August 3, 2020 and September 22, 2021, at an aggregate cost of $32,522,915. Security value is determined based on significant unobservable inputs (Level 3).

(d)	Rate quoted represents the annualized seven-day yield.
(e)	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.
(f)

Represents an unfunded subscription agreement with a special purpose acquisition company (SPAC) to purchase unregistered shares of a target company. The settlement date shown reflects the estimated date based upon the subscription agreement and is subject to change. The investment is restricted from resale until the shares are registered. Security value is determined based on significant unobservable inputs (Level 3).

(g)	Represents the number of shares multiplied by the subscription price.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities would be categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of September 30, 2021 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock:
Real Estate—Industrials	$726,742,063	$688,210,306	$—	$38,531,757	(a)
Other Industries	6,929,743,059	6,929,743,059	—	—
Short-Term Investments	42,584,796	—	42,584,796	—

Total Investments in Securities(b)	$7,699,069,918	$7,617,953,365	$42,584,796	$38,531,757

Unfunded Subscription Agreement	$(1,016,249)	$—	$—	$(1,016,249	)(c)
Written Option Contracts	(1,749,793)	(1,560,920)	(188,873)	—

Total Derivative Liabilities(b)	$(2,766,042)	$(1,560,920)	$(188,873)	$(1,016,249)

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

(a)	Restricted security, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security.
(b)	Portfolio holdings are disclosed individually on the Schedule of Investments.
(c)

Investment is valued based on the underlying stock price and significant unobservable inputs that factor in volatility and discount for lack of marketability, as such, this security has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock— Real Estate— Industrials		Unfunded Subscription Agreement
Balance as of December 31, 2020	$27,448,706		$—
Purchases	4,989,723	(a)	—
Change in unrealized appreciation (depreciation)	6,093,328		(1,016,249)

Balance as of September 30, 2021	$38,531,757		$(1,016,249)

The change in unrealized appreciation (depreciation) attributable to securities owned on September 30, 2021 which were valued using significant unobservable inputs (Level 3) amounted to $5,077,079.

(a)	Represents shares acquired through dividend reinvestment and additional purchases.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at September 30, 2021	Valuation Technique	Unobservable Inputs	Amount	Valuation Impact from an Increase in Input(a)
Common Stock—Real Estate—Industrial	$38,531,757	Market Comparable Companies	Enterprise Value/ EBITDA(b) Multiple Liquidity Discount	21.0x 15%	Increase Decrease
Unfunded Subscription Agreement	(1,016,249)	Market Price less Discount	Liquidity Discount	2.01%	Decrease

(a)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

(b)	Earnings Before Interest, Taxes, Depreciation and Amortization.

Note 2. Derivative Investments

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Unfunded Subscription Agreement: The Fund has entered into a subscription agreement with BowX Acquisition Corp. (NASDAQ: BOWX) a special purpose acquisition company (SPAC) to purchase $50.8 million of unregistered shares of WeWork. Among other closing conditions, the closing of the Fund’s subscription for the shares is conditioned upon the substantially concurrent consummation of the business combination that is expected to result in WeWork becoming a publicly listed company. This business combination requires approval by shareholders of BOWX. Assuming timely approval of the business combination and the satisfaction of the conditions relating thereto, the closing of the subscription will occur in the fourth quarter of 2021. At closing, the Fund will deliver cash in the amount of the purchase price and receive restricted shares of WeWork that should be registered within 90 days.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following summarizes the volume of the Fund’s option contracts activity for the nine months ended September 30, 2021:

Written Option Contracts(a)
Average Notional Amount	$67,909,727

(a)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.